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                                                                      EXHIBIT 99

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-2
Investor Number 51999031

Determination Date:        10-Sep-99
Remittance Date A-1        15-Sep-99
Remittance Date A-2        20-Sep-99
Month End Date:            31-Aug-99

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
(a)   Class A-1 Distribution                                                                                1,728,646.33
(b)   Class A-1 Distribution Principal                                                                      1,334,001.85
                      Scheduled Payments of Principal                                       179,321.96
                      Partial Prepayments                                                    16,642.82
                      Scheduled Principal Balance Principal Prepayment in Full              728,479.48
                      Scheduled Principal Balance Liquidated Contracts                      409,557.59
                      Scheduled Principal Balance Repurchases                                     0.00

(c)   Class A-1 Interest Distribution                                                                         394,644,48
      Class A-1 Interest Shortfall                                                                                  0.00

(d)   Class A-1 Remaining Certificate Balance                                                              81,620,976.15


(e)   Class A-2 Distribution Amount                                                                           484,000.00
(f)   Class A-2 Distribution Principal                                                                              0.00
                      Scheduled Payments of Principal                                             0.00
                      Partial Prepayments                                                         0.00
                      Scheduled Principal Balance Principal Prepayment in Full                    0.00
                      Scheduled Principal Balance Liquidated Contracts                            0.00
                      Scheduled Principal Balance Repurchases                                     0.00

(g)   Class A-2 Interest Distribution                                                                         484,000.00
      Class A-2 Interest Shortfall                                                                                  0.00

(h)   Class A-2 Remaining Certificate Balance                                                             100,000,000.00

(i)   Class A-1 Pass Through Rate                                                                               5.708800%
      Class A-2 Pass Through Rate                                                                               5.280000%
      Class A-2 Holdover Amount                                                                                     0.00

(j)   Monthly Servicing Fee                                                                                   152,462.48

(k)   Delinquency                                                                 # of Contracts         Prin. Balance
                                                                                  --------------       ------------------
                      a)  Loans 31 to 59 days delinquent                           82                       3,442,945.49
                      b)  Loans 60 to 89 days delinquent                           27                       1,206,068.20
                      c)  Loans delinquent 90 or more days                         18                         790,740.83
                                                                                ---------              -----------------
                                                                                  127                       5,439,754.52
                                                                                =========              ==================

                                                                                                          Difference
(l)   Repurchased Contracts                               Contract Number          Repurchase Price     Paid by Seller
                                                          ---------------          ----------------    ------------------
                                                              0                     0.00                            0.00
                                                                                ---------              ------------------
                                                              Total Repurchases     0.00                            0.00
                                                                                =========              ==================

(m)   Repossessions or Foreclosures                                              Number                 Actual Balance
                                                                                ---------              ------------------
                                                              BOP Repossessions    39                     $ 1,439,319.16
                                                        Plus Repossessions this    17                         602,569.77
                                                                          Month
                                                              Less Liquidations   (13)                      ($411,538.22)
                                                                                ---------              -----------------
                                                              EOP Repossessions    43                     $ 1,630,350.71
                                                                                =========              ==================

(n)   Enhancement Payment                                                                                           0.00

(o)   Monthly Advance                                                                                               0.00
      Outstanding Amount Advanced                                                                                   0.00

(p)   Deposit to Special Account/Distribution to Class R Certificateholders                                    11,804.12

(q)   Amount Distributed to Class R  Certificateholders                                                             0.00

(r)   Net Weighted Average Contract Rate                                                                            8.64%

(s)   Number of Manufactured Homes currently held due to repossession                                                 43
      Principal balance of Manufactured Homes currently held                                                1,630,350.71

(t)   Pool Principal Balance Percentage                                                                        95.772746%


(u)   Aggregate Deficiency Amounts                                                                                  0.00
      Servicer Deficiency Amounts received                                                                          0.00

(v)   Additional Items


(w)   Class A-1 Net Funds Carryover Amount                                                                          0.00
      Class A-2 Net Funds Carryover Amount                                                                          0.00
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